MFS® RESEARCH BOND FUND J

Supplement to the Current Prospectus

The Board of Trustees which oversees the MFS Research Bond Fund J (the "Fund") has approved the termination of the Fund, effective March 30, 2011, or as soon as practicable thereafter (the "Termination Date").  In addition, sales of Fund shares are suspended effective October 16, 2010.  Below is a Notice of Suspension and Termination, which is designed to answer certain common questions concerning this termination.  If a shareholder takes no action, his or her shares will be liquidated on the Termination Date, and the shareholder will receive his or her portion of the Fund’s net assets as of the Termination Date.

It is expected that the Fund will begin to liquidate portfolio securities in anticipation of its termination, and therefore may not be managed to meet its investment objective for a period of several days leading up to the Termination Date.

This Supplement also serves as formal notice of the Fund’s termination pursuant to Section 9.2 (a) of the Trust’s Amended and Restated Declaration of Trust.

THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 16, 2010.

NOTICE OF SUSPENSION AND TERMINATION

NOTICE IS HEREBY GIVEN that the Trustees of the MFS Research Bond Fund J have exercised their right, pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust dated December 16, 2004, as amended, to terminate the MFS Research Bond Fund J, on March 30, 2011, or as soon as practicable thereafter (the "Termination Date"), at which time the Trustees will liquidate shares of the Fund.  In addition, sales of Fund shares are suspended effective October 16, 2010.

SUSPENSION OF SALES AND TERMINATION DATES AND TERMS OF LIQUIDATION

Suspension of Sales Date – October 16, 2010

Termination Date – March 30, 2011 or as soon as practicable thereafter

Liquidation Price - The payment to be received by each shareholder will be 100% of the net asset value of the pro rata portion of Fund shares attributable to such shareholder on the Termination Date.

Liquidation Procedure - Payment of the amount to be received upon liquidation will be made by SMBC Friend Securities Company Ltd. to shareholders in cash by wire transfer, as appropriate.

Cessation of Rights of Shareholders - As of the time and date that payment of liquidation proceeds is made to holders of shares, such liquidated shares will no longer be deemed outstanding and all rights with respect thereto will cease after that date.

Share Certificates - Effective at 4:00 p.m. (United States Eastern Time) on the Termination Date, certificates for outstanding shares of the Fund will no longer represent an interest in the Fund.

TAX TREATMENT

United States.  Shareholders who are not treated as “United States persons” under the Internal Revenue Code of 1986, as amended (the “Code”), and who are not engaged in the conduct of a trade or business in the United States will generally not be subject to U.S. federal income tax on gains (and will not generally be allowed a deduction for losses) realized upon the receipt of cash in liquidation of their shares.

Shareholders who are treated as “United States persons” under the Code (including U.S. citizens, lawful permanent residents, and foreign individuals who are present in the United States for 183 days or more during the year of the liquidation) or who are engaged in the conduct of a trade or business in the United States will recognize taxable gain (or loss), if any, upon the liquidation of the shares.

Japan.  Capital gains and losses arising from repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of shares of a Japanese domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a Japanese domestic investment trust.